UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 6, 2011
Date of Report (Date of earliest event reported)

First China Pharmaceutical Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54076	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 504, West Ren Min Road,
Kunming City, Yunnan Province
People’s Republic of China, 650000
(Address of Principal Executive Offices)

852-2138-1668
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement

On May 6, 2011, First China Pharmaceutical Group, Inc., a Nevada corporation (the “Company”), entered into a Board Advisory Agreement (the “Agreement”) with Jack Zwick, whereby Mr. Zwick consented to serve as a director of the Company.  Pursuant to the Agreement, Mr. Zwick will receive two hundred thousand (200,000) shares of Company common stock, vesting monthly over a period of two years, in connection with his service as a director and a consulting fee of $2,000 per month.  The material terms and conditions of Mr. Zwick’s appointment as a director are more fully reported and detailed under Item 5.02 and incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  Appointment of Director

On May 6, 2011, the Company’s Board of Directors (“Board”) appointed Jack Zwick as a member of the Company’s Board effective immediately.  It is contemplated that Mr. Zwick may serve on certain committees of the Company’s Board, but no such committee appointments have been made at this time.  Mr. Zwick is currently a shareholder of Company common stock, holding less than one percent (1%) of all issued and outstanding common stock.  Other than as noted herein, there is no arrangement or understanding pursuant to which Mr. Zwick was appointed a director of the Company.  Mr. Zwick’s appointment is in accordance with the terms and conditions of the Company’s recent private offering, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2011, wherein the Company was to consider for appointment certain designees to the Company’s Board as presented by the Company’s placement agent.  Mr. Zwick has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Zwick’s Professional History

Mr. Zwick is a certified public accountant and founding member of Zwick Maddox & Banyai PLLC, certified public accountants, in Michigan.  Mr. Zwick is currently the Senior Vice President of Finance of Sunrise Sports & Entertainment, LLC and the Chief Financial Officer of American BioCare, Inc., a public company, positions he has held since 2008 and September 2010, respectively.  Mr. Zwick has extensive experience as an audit partner for both public and private companies in several industries, including real estate, manufacturing, pharmaceutical, theatre, concert, recreation, sports franchises, depleting assets, hospitality and service organizations.  He has worked with clients in a wide variety of areas, ranging from accounting and auditing services, and SEC work which included initial public offerings of corporations and public limited partnerships, to tax consulting and litigation support.  Mr. Zwick is currently the audit partner for all Nederlander operations, an international company involved in theatre and concert facilities throughout the United States and in the United Kingdom.  He was previously the audit partner for the Detroit Red Wings, a National Hockey League team, a previous member of the audit committee of Health Chem Corporation, a public company, and a member of the board and chairman of the audit committee of Solar Energy Initiatives Corporation, a public company (OTCBB: SNRY).  Further, Mr. Zwick is a former managing partner of the Detroit, Michigan office of Laventhol & Horwath, an international CPA firm, and a former executive director with Grant Thornton, an international CPA firm.

Mr. Zwick holds a Bachelor of Arts degree in Accountancy and a Masters of Science in Taxation from Wayne State University.  He is a member of the American Institute of Certified Public Accountants and the Michigan Association of Certified Public Accountants, and previously taught accounting and audit related classes for the Michigan Association of CPAs and Ohio Society of CPAs.

Director Compensation

Mr. Zwick will be receiving two hundred thousand (200,000) shares of Company common stock, vesting monthly over a period of two years, pursuant to the Agreement in connection with his service on our Board of Directors and Mr. Zwick will also receive a consulting fee of $2,000 per month. The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2011, the Company's Board of Directors changed the Company’s fiscal year end from March 31 to December 31, effective immediately.  Accordingly, the Company will file its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Annual Report”) with the Securities and Exchange Commission on or before March 31, 2012. The Company will include the necessary financial information for the transition period April 1, 2011 to December 31, 2011 in its Annual Report.

SECTION 7 – REGULATION FD

Item 7.01.  Regulation FD Disclosure

On May 10, 2011, the Company issued a press release announcing Mr. Zwick’s appointment to the Board.  A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Exhibit Description

10.1	Board Advisory Agreement dated May 6, 2011.

99.1	Press Release dated May 10, 2011.

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First China Pharmaceutical Group, Inc.

Dated: May 10, 2011	By:	/s/ Zhen Jiang Wang

Zhen Jiang Wang Chief Executive Officer